SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________


 Date of Report (Date of earliest event reported) September 7, 2000
                         BICO, INC.
   (Exact name of registrant as specified in its charter)

   Pennsylvania                     0-10822                 25-1229323
   (State of other jurisdiction   (CommissionFile Number)    (IRS Employer
of incorporation)                                         identification No.)


       2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
            (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (412) 429-0673




        _________________________________________________________
                      (Former name or former address,
                        if changes since last report.)









Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          BICO, Incorporated , announced today that Dr.
          Leopold W. Miksche, the former Corporate Medical
          Director of Bayer AG and Head of the Department for Occupational Health for the BAYER Group, has joined BICO as its Chief Medical Advisor, effective September 1, 2000.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

      Pursuant to the requirement of the Securities ExchangeAct of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  September 7, 2000




DR. LEOPOLD W. MIKSCHE, FORMER CORPORATE MEDICAL DIRECTOR OF
                    BAYER AG, JOINS BICO


     Pittsburgh, PA - September 7, 2000 - BICO, Incorporated (OTCBB:BICO) announced today that Dr. Leopold W. Miksche, the former Corporate Medical Director of BAYER AG and Head of the Department for Occupational Health for the BAYER Group, has joined BICO as its Chief Medical Advisor, effective September 1, 2000.
     In this position, Dr. Miksche, who received his medical degree from the University of Heidelberg in Germany and worked for BAYER AG (the parent of BAYER Corporation U.S.) from 1978 to 1998, will initially focus on the ThermoChem-HTT System and assist with the Diasensorr2000 noninvasive glucose monitor in the European medical community.
     The  ThermoChem-HT  System and disposables,  which  are
products of BICO subsidiary ViaCirQ, Inc., received FDA marketing clearance in December 1999 for use in intraperitoneal hyperthermia procedures to treat cancer.
     In May 2000, Biocontrol Technology, a division of BICO, was given clearance to CE Mark the Diasensor 2000, allowing marketing in the European Community. The Diasensor 2000 is currently in the FDA approval process in the U.S.
     Of the new Chief Medical Advisor, BICO Chief Executive Officer Fred E. Cooper said, "With his vast corporate medical experience and knowledge, Dr. Miksche is a very valuable addition to our efforts to provide product information and gain acceptance in the medical community. We are very excited with Dr. Miksche's confidence in our products and his decision to join BICO."
     BICO, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. Subsidiary ViaCirQ, Inc., also located in Pittsburgh, develops and markets extracorporeal hyperthermia medical devices. Biocontrol Technology, Inc., a division of BICO, is located in Indiana, PA, manufactures the ThermoChem-HT System, and concentrates on the Diasensor 2000 noninvasive glucose monitor development and manufacturing.

FOR FURTHER INFORMATION, CONTACT:
Investors                                  Media
Diane McQuaide                             Susan Taylor
1.412.429.0673 phone                       1.412.429.0673 phone
1.412.279.9690 fax                         1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204  WEBSITE: www.bico.com